MANAGED ACCOUNT SERIES

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated April 30, 2024 to the Statement of Additional Information (“SAI”)

of the Funds, dated August 28, 2023, as amended or supplemented to date

Effective June 30, 2024, the following changes are made to the Funds’ SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph of the sub-section entitled “BlackRock GA Disciplined Volatility Equity Fund” is deleted in its entirety and replaced with the following:

The BlackRock GA Disciplined Volatility Equity Fund is managed by a team of financial professionals. Russ Koesterich, CFA, JD, Rick Rieder and Randy Berkowitz, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “BlackRock GA Disciplined Volatility Equity Fund — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than BlackRock GA Disciplined Volatility Equity Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Randy Berkowitz, CFA*	0 $0	2 $383.4 Million	0 $0	0 $0	0 $0	0 $0
Russ Koesterich, CFA, JD	10 $31.74 Billion	9 $18.41 Billion	9 $304.03 Thousand	0 $0	0 $0	0 $0
Rick Rieder	25 $103.89 Billion	39 $37.62 Billion	18 $3.84 Billion	0 $0	7 $457.29 Million	2 $232.66 Million

*	Information provided is as of March 31, 2024.

The first paragraph of the sub-section entitled “BlackRock GA Dynamic Equity Fund” is deleted in its entirety and replaced with the following:

The BlackRock GA Dynamic Equity Fund is managed by a team of financial professionals. Russ Koesterich, CFA, JD, Rick Rieder, Randy Berkowitz, CFA and Sarah Thompson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “BlackRock GA Dynamic Equity Fund — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the BlackRock GA Dynamic Equity Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Randy Berkowitz, CFA*	1 $422.1 Million	2 $383.4 Million	0 $0	0 $0	0 $0	0 $0
Russ Koesterich, CFA, JD	10 $31.71 Billion	9 $18.41 Billion	9 $304.03 Thousand	0 $0	0 $0	0 $0
Rick Rieder	25 $103.85 Billion	39 $37.62 Billion	18 $3.84 Billion	0 $0	7 $457.29 Million	2 $232.66 Million
Sarah Thompson*	0 $0	2 $383.4 Million	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of March 31, 2024.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1- and 5-year periods, as applicable, is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Russ Koesterich, CFA, JD Rick Rieder	BlackRock GA Disciplined Volatility Equity Fund BlackRock GA Dynamic Equity Fund	S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index, FTSE Non-US Dollar World Government Bond Index, MSCI World Net TR Index and MSCI ACWI Minimum Volatility (USD) Index (USD)

Portfolio Manager	Funds Managed	Applicable Benchmarks
Randy Berkowitz	BlackRock GA Disciplined Volatility Equity Fund BlackRock GA Dynamic Equity Fund	MSCI ACWI Minimum Volatility (USD) Index (USD) and MSCI World Net TR Index
Sarah Thompson	BlackRock GA Dynamic Equity Fund	MSCI World Net TR Index

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of April 30, 2023, the Funds’ most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Portfolios Managed	Dollar Range of Equity Securities Beneficially Owned[1]
Randy Berkowitz, CFA*	BlackRock GA Disciplined Volatility Equity Fund BlackRock GA Dynamic Equity Fund	None None
Russ Koesterich, CFA, JD	BlackRock GA Disciplined Volatility Equity Fund BlackRock GA Dynamic Equity Fund	None None
Rick Rieder	BlackRock GA Disciplined Volatility Equity Fund BlackRock GA Dynamic Equity Fund	None None
Sarah Thompson*	BlackRock GA Dynamic Equity Fund	None

[1]	Includes securities attributable to the portfolio managers’ participation in certain deferred compensation and retirement programs.
*	Information provided is as of March 31, 2024.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Koesterich and Rieder may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Koesterich and Rieder may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-MAS-GA-0424SUP

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